Determination of fair values (Tables)	12 Months Ended
Nov. 30, 2023
Disclosure of Fair Value Measurement [Abstract]
Summary of marathon warrants recognized at fair value and considered level 3
The Marathon Warrants are recognized at fair value and considered Level 3 in the fair value hierarchy. Reasonably possible changes at November 30, 2023, to one of the significant unobservable input, holding other inputs consistent, would have the following effects:

	Net loss

	Increase		Decrease

Expected volatility (10% movement (100 bps))		$(100)	$125